3Q 2013 Earnings Conference Call

October 31, 2013



Transforming for the Future

CURTISS WRIGHT

Safe Harbor Statement

Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this web site from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements including, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov.

Overview of Third Quarter 2013 Results

- Sales increased 25%, driven by double-digit gains across all three segments
  - Benefited from acquisitions and growth in commercial markets
- Operating income increased 169%
  - Up 40% excluding one-time items in 2012
- Operating margin up 560 bps to 10.5% (organic 11.1%)
  - Up 140 bps excluding one-time items in 2012
  - Benefit of prior restructuring and cost reduction initiatives
- Diluted EPS of $0.76, above expectations
  - Recent acquisitions $0.04 accretive to EPS

Third Quarter 2013 Operating Income Drivers

	3Q'13 Reported	3Q'12 Reported	3Q'12 Adjusted Excl. One-Time Items*	% Change vs. Adj. 3Q'12
Flow Control	$24.9	$1.2	$21.6	15%
Controls	$32.6	$22.8	$23.2	41%
Surface Technologies	$11.7	$8.2	$9.0	30%
Corp & Other	($6.3)	($8.8)	($8.8)	28%
Total	**$62.9M**	**$23.4M**	**$45.0M**	**40%**

* Adjusted to remove 3Q'12 one-time impacts of strike, AP1000 investments and restructuring charges, and lower associated compensation and benefit costs in Flow Control.

3Q 2013 End Markets Summary
Commercial

YTD 2013 Sales:
70% Commercial
30% Defense



Aero Defense 10%
Ground Defense 4%
Naval Defense 15%
Other Defense & Gov't. 1%
Gen Industry 16%
Comm Aero 17%
Power Gen 18%
Oil & Gas 19%

Note: Percentages in chart relate to Third Quarter 2013 sales.

Key Positives

- Ongoing ramp up in commercial aircraft production rates and Emergent Operations facility producing solid organic growth
- Solid global aftermarket demand on nuclear reactors
- Oil & gas rose sharply, led by solid MRO demand and acquisitions
- Higher domestic AP1000 program revenues

Key Challenges

- Reduced sales to commercial HVAC industry, as expected
- Softness in the large international projects business in oil and gas

3Q 2013 End Markets Summary

Defense

YTD 2013 Sales:
70% Commercial
30% Defense



Aero Defense 10%
Ground Defense 4%
Naval Defense 15%
Other Defense & Gov't. 1%
Gen Industry 16%
Comm Aero 17%
Power Gen 18%
Oil & Gas 19%

Note: Percentages in chart relate to Third Quarter 2013 sales.

Key Positives

- Strong naval defense revenues led by Virginia Class submarines and ramp up on CVN-79 aircraft carrier
- Higher revenues on P-8A Poseidon and JSF programs
- Higher sales of turret drive systems to international ground defense market

Key Challenges

- Indirect impact of sequestration
  - Lower sales on military helicopter and UAV programs
  - Continued softness in ground defense

2013E Financial Outlook (as of October 30, 2013)

Management Guidance	FY2013E (Current)
Total Sales	$2,480 - 2,520M
Flow Control	$1,300 - 1,320M
Controls	$865 - 875M
Surface Technologies	$315 - 325M
Total Operating Income CW Margin	$232 - 240M 9.3% - 9.5%
Flow Control Margin	$116 - 119M 8.9% - 9.0%
Controls Margin	$103 - 106M 11.9% - 12.1%
Surface Technologies Margin	$53 - 55M 16.8% - 16.9%
Corporate and Other	~$40M

Full year amounts may not add due to rounding.

2013E Financial Outlook (as of October 30, 2013)

Management Guidance	FY2013E (Prior)	FY2013E (Current)
Pension Expense	-	$33 - 34M
Interest Expense	-	$39 - 40M
Diluted EPS	-	$2.75 - 2.85
Diluted Shares Outstanding	-	47.6M
Effective Tax Rate	-	32.0%
Free Cash Flow (1)	$100 - 110M	$110 - 120M
Depreciation & Amortization	-	$125 - 130M
Capital Expenditures	$85 - 90M	$80 - 85M

(1) Free Cash Flow is defined as cash flow from operations less capital expenditures and includes estimated payments of approximately $41 million to the Curtiss-Wright Pension Plan and $40 million in interest payments in 2013.

Acquisition Integration Update

Parvus



Completed Tasks and Status

- Established integration teams and plans (30/60/90 day plans)
- Outlined initial product line rationalization
- Joint sales activities in process
- Integration Status: On Plan

Future Opportunities

- Complete product line rationalization
- Complete sales team integration
- Expansion of international sales opportunities

Arens





Completed Tasks and Status

- Completed initial sales and marketing integration planning meeting
- Scheduled engineering exchange meetings with Williams Controls to identify opportunities to leverage technology and design elements across business units
- Integration Status: On Plan

Future Opportunities

- Leverage CW's global footprint to drive growth with existing and new customers, and enhance purchasing power
- Complete HR, Finance and IT integration
- Minimize redundancies in engineer capabilities and resources across commercial vehicle product segments
- Leverage CW's existing China manufacturing and sourcing

Acquisition Integration Update

Cimarron





Completed Tasks and Status

- Revised previous out-sourcing plans - Direct production of Cimarron equipment at CW's existing vessel facilities in Texas
- Safety record continues to improve with a reduction in incidents 50% YOY
- Excellent progress with Lean Manufacturing Implementation
- Implemented Computerized Maintenance Management System
- Increased production capabilities at Cedar Crossing plant in TX
  - Expanding value of underutilized, downstream focused CW facility
- Environmental Control Devices await final approval from U.S. Government for certification. All units have passed testing and application has been submitted.
- Integration Status: Ahead of Plan

Future Opportunities

- Leverage spend with other CW facilities to improve material cost
- Continued implementation of Operational Excellence program and Lean

Outlook for 2013 and Closing Comments

- Maintain guidance based on outlook for strong, double-digit growth in sales, operating income and EPS
  - Expect to be at high end of range for diluted EPS, despite 4Q'13 acquisitions ($0.03)
  - Solid growth anticipated in all commercial markets outweighs mixed performance in defense
- Continued improvements in profitability due to benefit of prior restructuring and cost reduction initiatives
- Remain focused on disciplined capital deployment strategy
- Improved working capital management driving higher free cash flow expectations
- Curtiss-Wright positioned for solid future growth organically and through strategic acquisitions

Appendix

Non-GAAP Reconciliation

CURTISS-WRIGHT CORPORATION and SUBSIDIARIES
NON-GAAP FINANCIAL DATA (UNAUDITED)
($ in millions)
Three Months Ended September 30,

	Flow Control			Controls			Surface Technologies			Corporate & Other			Total Curtiss - Wright		
	2013	2012	Chg	2013	2012	Chg	2013	2012	Chg	2013	2012	Chg	2013	2012	Chg
Sales															
Organic	$ 254.1	$ 236.7	7%	$ 170.6	$ 174.6	(2%)	$ 70.4	$ 67.9	4%	$ -	$ -		$ 495.0	$ 479.2	3%
Incremental [1]	57.9	-		41.3	-		6.2	-		-	-		105.4	-	
Foreign Currency Fav (Unfav) [2]	(0.5)	-		0.7	-		0.1	-		-	-		0.2	-	
Total net sales	**$ 311.5**	**$ 236.7**	**32%**	**$ 212.5**	**$ 174.6**	**22%**	**$ 76.6**	**$ 67.9**	**13%**	**$ -**	**$ -**		**$ 600.7**	**$ 479.2**	**25%**
Operating income (expense):															
Organic	$ 21.9	$ 1.2	1738%	$ 27.0	$ 22.8	18%	$ 11.8	$ 8.2	43%	$ (5.8)	$ (8.8)	34%	$ 54.9	$ 23.4	135%
OI Margin %	*8.6%*	*0.5%*	810bps	*15.8%*	*13.1%*	270bps	*16.7%*	*12.1%*	460bps				*11.1%*	*4.9%*	620bps
Incremental [1]	2.6	-		4.3	-		0.0	-		(0.5)	-		6.4	-	
Foreign Currency Fav (Unfav) [2]	0.3	-		1.3	-		(0.1)	-		(0.0)	-		1.6	-	
Total operating income (expense)	**$ 24.9**	**$ 1.2**	**1982%**	**$ 32.6**	**$ 22.8**	**43%**	**$ 11.7**	**$ 8.2**	**43%**	**$ (6.3)**	**$ (8.8)**	**28%**	**$ 62.9**	**$ 23.4**	**169%**
OI Margin %	***8.0%***	***0.5%***	**750bps**	***15.3%***	***13.1%***	**220bps**	***15.3%***	***12.1%***	**320bps**				***10.5%***	***4.9%***	**560bps**

(1) The term incremental is used to highlight the impact acquisitions had on the current year results, for which there was no comparable prior year data. Therefore, the results of operations for acquisitions are incremental for the first twelve months from the date of acquisition and are removed from our organic results. Additionally, the results of operations for divested businesses are removed from the comparable prior year period for purposes of calculating organic results. The remaining businesses are referred to as organic.

(2) Organic results exclude the effects of current period foreign currency translation.

Note: Amounts may not add due to rounding

3Q 2013 Segment Review – Flow Control


Naval Defense 25%
Oil & Gas 34%
Gen Industrial 6%
Comm Aero 2%
Power Gen 33%

Segment Sales: $311 M

Note: Percentages in chart relate to Third Quarter 2013 sales.

3Q 2013 Segment Review – Controls


Aero Defense
26%
Comm Aero
31%
Ground
Defense
11%
Naval
Defense
5%
Other
Defense &
Gov't.
1%
Gen Industrial
26%

Segment Sales: $213 M

Note: Percentages in chart relate to Third Quarter 2013 sales.

3Q 2013 Segment Review – Surface Technologies



Comm Aero
39%
Gen Industrial
35%
Power Gen
8%
Other
Defense &
Gov't.
1%
Aero Defense
9%
Oil & Gas
8%

Segment Sales: $77 M

Note: Percentages in chart relate to Third Quarter 2013 sales.

2013E Market Outlook (Guidance as of October 30, 2013)

Management Guidance	FY2013E (Current)	% of Total Sales
Aero Defense	(9) - (13%)	11%
Ground Defense	(15) - (19%)	4%
Naval Defense	7 - 11%	15%
Total Defense Including Other Defense	**Flat to Down 4%**	**30%**
Commercial Aero	10 - 14%	16%
Oil & Gas	70 - 74%	18%
Power Generation	3 - 7%	18%
General Industrial	62 - 66%	18%
Total Commercial	**30 - 34%**	**70%**
Total Curtiss-Wright	**18 - 20%**	